UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 23, 2023

Date of Report (Date of earliest event reported)

Biodesix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39659	20-3986492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2970 Wilderness Place, Suite 100 Boulder, Colorado	80301
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (303) 417-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	BDSX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07—Submission of Matters to a Vote of Security Holders.

Biodesix, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on May 23, 2023. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of three Class III director nominees to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and (iii) the approval of the stock option exchange program.

As of March 24, 2023, the record date for the Annual Meeting, there were 77,979,011 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, all director nominees were elected, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified and the stock option exchange program was approved. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.

At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following three persons as the Class III directors of the Company, each to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jean Franchi	62,297,395	0	2,321,345	6,913,414
Hany Massarany	61,373,077	0	3,245,663	6,913,414
Jack Schuler	62,235,368	0	2,383,372	6,913,414

2.

At the Annual Meeting, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,408,435	95,555	28,164	0

3.	At the Annual Meeting, the stockholders approved the stock option exchange program by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,434,183	4,164,987	19,570	6,913,414

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIODESIX, INC.

Dated: May 25, 2023	By:	/s/ Robin Harper Cowie
	Name:	Robin Harper Cowie
	Title:	Chief Financial Officer